Exhibit 10.36

AMENDMENT NO. 3 TO THE

COAL MINING LEASE AND SUBLEASE AGREEMENT

Dated as of September 10, 2009

This AMENDMENT NO. 3 TO COAL MINING LEASE AND SUBLEASE AGREEMENT, dated as of January 13, 2011 (“Amendment”) by and between WPP LLC (“Lessor”), a Delaware limited liability company, and HILLSBORO ENERGY LLC (“Lessee”), a Delaware limited liability company. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Coal Mining Lease and Sublease Agreement.

RECITALS

WHEREAS, Lessor and Colt LLC, a West Virginia limited liability company (“Colt”), entered into a certain Purchase and Sale Agreement, dated as of September 10, 2009, as amended (the “Purchase and Sale Agreement”), in which Colt agrees to sell and Lessor agrees to purchase certain assets, including minerals, in eight consecutive closings under the terms and conditions in the Purchase and Sale Agreement;

WHEREAS, upon entering the Purchase and Sale Agreement, Lessor and Lessee entered into a certain Coal Mining Lease and Sublease Agreement, dated as of September 10, 2009 (the “Coal Mining Lease and Sublease Agreement”), in which Lessor agrees to lease certain mineral property and assets to Lessee under the terms and conditions described therein; and

WHEREAS, Lessor and Lessee have closed the third transaction (“Closing 3”) pursuant to Sections 2.3 (c) of the Purchase and Sale Agreement on or before the date hereof and now desire to amend the Coal Mining Lease and Sublease Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Lessor and Lessee agree to amend the Coal Mining Lease and Sublease Agreement as follows:

1. Amendment. The Coal Mining Lease and Sublease Agreement is hereby amended as follows:

Exhibit A thereof is hereby deleted and replaced with the following:

All of that part of the Herrin No. 6 Coal Seam in the following tracts all located West of the Third Principal Meridian in Montgomery County, Illinois and as reflected on the attached map entitled “Exhibit A to Lease. Revised and Updated January 13, 2011”:

•	In Township 8 North, Range 3 West

•	The South 1/2 of Section 18

•	The South 2020 feet of the Northwest 1/4 of Section 18

•	In Township 8 North, Range 4 West

•	The East 1/2 of the Southeast 1/4 of Section 13

•	The Southeast 1/4 of the Northeast 1/4 of Section 13

•	The South 1/2 of the Northeast 1/4 of the Northeast 1/4 of Section 13

•	The East 1/2 of the East 1/2 of Section 24

•	In Township 8 North, Range 3 West

•	The South 1/2 of Section 17, Except the Northeast 1/4 of the Southeast 1/4 of Section 17

•	The West 1/2 of Section 28

•	All of Section 29

•	All of Section 30

•	In Township 7 North, Range 3 West

•	The West 1/2 of Section 5

•	The East 1/2 of Section 6

•	In Township 8 North, Range 3 West

•	The Southeast 1/4 of Section 16

•	The West 1/2 of Section 20

•	In Township 7 North, Range 3 West

•	The East 1/2 of Section 7

•	In Township 8 North, Range 3 West

•

A parcel described as beginning at the center of Section 15; thence East 375 feet to a point; thence South 00 degrees 09 minutes 59 seconds East, 2635 feet to the South line of said Section 15; thence West to the Southwest corner of said Section 15; thence North to the Northwest corner of the Southwest  1/4 of said Section 15; thence East to the Point of Beginning.

•	The East 1/2 of Section 20

•	The West 1/2 of Section 21

•	In Township 7 North, Range 3 West

•	The West 1/2 of Section 6

•	The West 1/2 of Section 7

•	In Township 7 North, Range 4 West

•

A parcel described as beginning at the Southeast corner of Section 1; thence West, along the South line of said Section 1, a distance of 2434 feet to a point; thence North 15 degrees 04 minutes 49 seconds East, 4115 feet to the Southwest corner of the Northeast  1/4 of the Northeast  1/4 of said Section 1; thence North to the Northwest corner of the Northeast  1/4 of the Northeast  1/4 of said Section 1; thence East, along the North line of Section 1 to the Northeast corner of said Section 1; thence South, along the East line of said Section 1 to the said Point of Beginning.

•	In Township 8 North, Range 3 West

•	The Southwest 1/4 of Section 16

•	All of Section 19

•

A parcel described as beginning at the Southwest corner of Section 27; then North, along the West line of Section 27 to the Northwest corner of said Section 27; thence East, 2893 feet, along the North line of Section 27 to a point; thence South 00 degrees 09 minutes 59 seconds West, 5292 feet to a point on the South line of said Section 27; thence West to the Point of Beginning.

•	The East 1/2 of Section 28

•	All of Section 31

•	All of Section 32

•	All of Section 33

•

A parcel described as beginning at the Northwest corner of Section 34; thence East, 2853 feet to a point on the North line of said Section 34; thence South 00 degrees 09 minutes 59 seconds West, 5315 feet to the South line of Said Section 34; thence West, along said South line to the Southwest corner of said Section 34; thence North, along the West line of said Section 34 to the Point of Beginning, Except a parcel described as beginning at a point on the Northerly line of said Section 34, Township 8 North, Range 3 West, Montgomery County, Illinois, which point is 59 feet West of the Northeast corner of the Northwest  1/4 of the Northwest  1/4 of said Section 34; thence South 320.5 feet; thence West 179 feet; thence North 295.75 feet; thence East to the Point of Beginning.

•	In Township 8 North, Range 4 West

•	The East 1/2 of the East 1/2 of Section 25

•	The East 1/2 of the East 1/2 of Section 36

All of that part of the Herrin No. 6 Coal Seam in the following tracts all located West of the Third Principal Meridian in Bond County, Illinois and as reflected on the attached map entitled “Exhibit A to Lease Revised and Updated October 4, 2010”:

•	In Township 7 North, Range 3 West

•	The Northeast 1/4 of Section 28, Except 10 Acres in the Southeast corner thereof

•	The Northwest 1/4 of Section 29, Except the Southwest 1/4 of the Northwest 1/4 of Section 29

•	The North 4470 feet of Section 30, Except the Northwest 1/4 of the Northwest 1/4 of Section 30 and Except the East 1/2 of the Southeast 1/4 of Section 30

which are part of the leased premises in and under the Mineral Lease by and between The Bond County Board of Commissioners of Bond County, Illinois and Colt Coal Company, Inc. dated August 25, 2005 and now leased by Colt LLC by merger and assignment.

2. Effectiveness. This Amendment shall not become effective unless and until both Lessee and Lessor have duly execute it.

3. Continuing Effect. Except as set forth herein, all of the terms and provisions of the Coal Mining Lease and Sublease Agreement are and shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. Delivery of an executed signature page of this Amendment by electronic facsimile transmission shall have the same effect as delivery of a manually executed counterpart of this Amendment.

5. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate nor render unenforceable such provision in any other jurisdiction.

6. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois.

7. No Waiver. The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver or amendment of (a) any provision of the Coal Mining Lease and Sublease Agreement or (b) any right, power or remedy of Lessor or Lessee under the Coal Mining Lease and Sublease Agreement, including rights, powers and remedies arising out of or relating to any Default, other than as expressly set forth herein. The Coal Mining Lease and Sublease Agreement, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.

8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to the Coal Mining Lease and Sublease Agreement to be executed by their respective officers thereunto duly authorized, as of the date first set forth above.

WPP LLC

By: NRP (Operating) LLC, as its sole member

By:	/s/ Kevin F. Wall

Name: Kevin F. Wall

Title: Executive Vice President – Operations

HILLSBORO ENERGY LLC

By: Foresight Management LLC, as its manager

By:	/s/ Donald R. Holcomb

Name: Donald R. Holcomb

Title: Authorized Person